UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Nicholas Adams, Secretary

Clough Funds Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-425-6844

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 - October 31, 2022

Item 1. Report to Stockholders.

(a)

Clough Global Long/Short Fund	Table of Contents

Shareholder Letter	2
Portfolio Performance	5
Disclosure of Fund Expenses	8
Statement of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Additional Information	33
Trustees & Officers	34
Privacy Policy	37

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2022 (Unaudited)

For the fiscal year ending October 31, 2022, the Clough Global Long/Short Fund (the “Fund”) had a net return of -28.30% for Class I. The Fund’s benchmarks, the MSCI ACWI Index declined 19.56% and the HFRI Equity Hedge (Total) Index declined 12.99% over the same period.

Energy holdings performed the best over the period; technology and consumer discretionary holdings lagged. With stocks so depressed, we see price opportunities building. But while evidence of a clear bottom must await signs that inflation is becoming less of a problem, we think evidence of that will soon begin to build (see below).

Among the Fund’s top five performances for the fiscal year, medical technology company iRhythm Technologies Inc. was the largest contributor and gained after positive reimbursement developments and earnings results. On the short side, Rivian Automotive Inc., a manufacturer of electric vehicles, contributed as the company burned cash and its high multiple compressed during the period. Checkmate Pharmaceuticals Inc., a small biotechnology company, was acquired by Regeneron Pharmaceuticals Inc. in an all cash deal. A short in MongoDB Inc., a technology company and a long in Northrop Grumman Corp., a defense company, rounded out the contributors.

Among the Fund’s bottom five performers for the fiscal year, our holdings of U.S. Treasury bonds lost value as interest rates increased. Among stocks, BYD Co Ltd., a China-based technology leader in the electric vehicle industry, declined. Carnival Corp, a cruise line operator, fell as COVID variants weighed on its near-term outlook. Amazon.com Inc. and Microsoft Corp., which faced a weak technology tape, also declined.

MARKET COMMENTS

Fiscal year 2022 was a difficult year for us and for many other investors. Reports of high inflation have been persistent and the Federal Reserve (the “Fed”) is following a policy of aggressive monetary tightening. Since many indicators that signal a coming recession are flashing, the Fund is currently positioned defensively.

One of the primary reasons for the decline in the Fund’s performance this year is that bond and stock prices have declined simultaneously, and that has happened on only one previous occasion of any material significance over the past 50 years, in 2018. But even then, it happened only briefly, was quickly reversed, and the declines were modest. In calendar year 2022 through October 31, the S&P 500 Index has declined -17.72% and the return on long-dated U.S. Treasury bonds has been -35.95%. These are extraordinary numbers; in fact, they represent the worst returns for bonds going back to 1976 (source: Bloomberg).

In the past, we have used the so-called “parity trade”, which consists of a mix of stocks and long-term bonds. Should stocks decline for fears of a coming recession, bonds would be likely to rally because inflation pressures and interest rates would likely decline. So, bonds can act not only as a hedge for equities in time of market stress, but over time they can add to returns as well.

We eliminated the parity trade in 2020 in the midst of the pandemic collapse when interest rates declined to such low levels that the trade stopped working. However, with the Fed forcing interest rates to zero and buying bonds hand over fist, that year turned out to be a good year for stocks.

In the spring of this year, the Fed embarked upon one of the most rapid interest rate hikes in history and yields once again became attractive. Even though there were still short-term risks we began to add a portfolio of high grade corporate and Treasury securities as well as mortgage-backed securities, primarily with 1-3-year maturities. That move proved premature and over the summer our short-term bonds lost value.

The monetary authorities have announced they will continue to tighten monetary policy until price pressures reverse. We think we are likely coming close to that point. The best current indicator of what may lie ahead comes from the monetary statistics themselves. M2, which measures deposits, rose 24% in the year ending September 2020, so inflation soared. Over the past year it has grown a mere 3% and has been declining in absolute terms for the past six months. A decline in the money stock has rarely happened and reflects an actual decline in gross domestic product (“GDP”) and the nation’s wealth. Bank reserves have declined by more than $1 trillion in 2022, liquidity is rapidly deteriorating, commodity prices have collapsed, mortgage rates are above 7%, banks are refusing commercial mortgage applications and retail inventories are soaring. Housing will take a large hit as new mortgage originations have fallen more than 40% and total mortgage originations have fallen more than 40% as of the time of this writing. Many technology companies which benefited from COVID restrictions are now seeing falling demand. Amazon.com Inc. is burning cash as are other technology companies. Outside of energy, corporate profits are falling. Semiconductors are turning from shortage to glut. Even natural gas prices are declining. Once demand falls below supply, prices change rapidly, and prices can go down as fast as they went up. As these patterns translate into the traditional price indices, and the Fed ceases to tighten credit, we think equities could easily move higher.

Before COVID, inflation and interest rates had been declining for 40 years. So, the question is: have the economic trends that made that happen substantively changed or are we still experiencing the effects of pandemic-related fiscal and monetary policies? Our view is that we are still feeling the effects of those policies, which include excessive household spending as Treasury cash grants are spent, and supply bottlenecks and shortages, including labor. It is estimated that the cash balances that households built during the period of fiscal largess will be depleted in a few short months.

There are strong reasons why we think the economy and inflation are likely to slow to the 1-2% range that characterized the 2010-2019 period. They are population dynamics, the leveraged nature of private sector balance sheets and technology. Population dynamics are the most important input into secular economic and market behavior. The baby boomers were the strongest demographic engine of borrowing and spending ever. Once entering the labor force in the 1960s and 1970s, they embarked upon an enormous borrowing and spending spree. They built the nation’s housing stock and automobile manufacturing infrastructure. Their heavy spending created the inflation experienced in the 1970s, which is the only inflation experience most investors have. Now they are retiring. The largest borrowing and spending contingent in history will enter their low spending years, creating downward pressures on final demand over the coming decade.

2	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2022 (Unaudited)

Secondly, ever since the nation’s household balance sheet structure became heavily levered, interest rates have been forced down. The higher the leverage, the lower the natural rate of interest will be. Zero interest rates which emerged after COVID simply created another burst of borrowing by households and corporations. Evidence that government issued savings have run out comes from the surge in installment credit borrowings, which have risen 17% over the past year. Since installment credit interest rates from some lenders approach 22%, the household sector is building very expensive liabilities. Current spending is simply unsustainable, in our view.

In the short-term, it appears to be the worst of times in the securities markets, but in the long-term sense, the markets are offering opportunities that they most often do not. Some equities are back to where they were in 2018. Merrill Lynch pointed out that over 80% of a security’s return comes from the price at which it was purchased. And today high yield credits offer a yield above 9%, and many equities are priced at bargain levels.

If a recession occurs, we believe it will likely be shallow, because no sector of the economy is currently likely to collapse like technology did after 2000 and like housing and the financial system did in the wake of the global financial crisis of 2008. A long shallow recession would be a perfect backdrop for profitable financial markets looking ahead. Stocks usually bottom shortly after recessions start, and we think we are close.

HEALTHCARE

We are particularly positive on the high growth biotechnology industry whose stocks have been halved since the February 2021 peak. While we are hesitant to call the bottom and biotechnology is a risk-on subsector in a fragile market, we have seen some positive trends, including stabilizing valuation, further mergers and acquisitions activity and a growing number of potential blockbuster bio-therapies entering U.S. Food and Drug Administration (“FDA”) trials. The biotechnology company stocks have been range trading for many years now, but over that time tens of billions of dollars have been spent on new therapies and a growing number promise to enter commercial status over the next few years. One way to think about biotech is to see it as among the cheapest ways to buy new technology in the marketplace today. Healthcare, and specifically the pharmaceutical and health insurance segments, have traditionally been viewed as defensive due to strong cash flows, large balance sheets and diversified revenue streams. These areas have benefitted from rotation out of more volatile sectors as this year’s market correction intensified and investors sought to stabilize portfolio.

AEROSPACE AND DEFENSE

We think a great deal of spending will accrue to U.S. defense equipment manufacturers. Thirty years of underspending on defense, beginning with the fall of the former Soviet Union, has left the U.S. armed forces seriously under equipped and in many instances technologically behind potential adversaries. Defense spending has been growing 3 to 4% annually, not enough to cover for inflation. But the Russian invasion of Ukraine has spurred an investment cycle in the defense and aerospace sector that could last a decade or more, and sales across the industry could reach double digit annual rates as new programs take hold. Defense companies usually sell at a market premium, since multiyear production runs allow for high efficiency and strong cash flows, but today the stocks are valued at market multiple. Raytheon Technologies Corp. is currently one of the Fund’s largest positions. The company serves both military and commercial markets, with 60% of sales going to the military. Its commercial operations, made-up of Pratt & Whitney Engines and Collins Aerospace, are growing at double digit rates and they generate high levels of free cash flow.

A truly contrarian idea, Boeing Co. faces many issues, but we think they are being resolved. The stock is down more than 65% from its high as of October 31, 2022 and it is essentially selling for the value of its defense business alone. Orders and deliveries are rising for the 737 MAX, the 787 and the 777 long range aircraft. As the company delivers parked aircraft and aircraft whose shipments were delayed by parts shortages, much needed cash is coming into the company. Delivery of unfinished aircraft and those awaiting delivery would add $25 billion to the company’s cash, a meaningful amount given the company’s equity valuation as of the time of this writing. Meanwhile Delta Air Lines Inc. is planning a large order for the 737 MAX 10 and United Airlines Holdings Inc. is about to make a similarly large order of widebody aircraft at a time the 787 is the most popular aircraft for long distant flying for both passengers and airlines. The 737 MAX 10 is still awaiting Federal Aviation Administration (“FAA”) certification but a delay beyond year-end could force a redesign of the cockpit, a particularly costly event. But given the volumes of orders which have been received for the MAX 10, we suspect Congress will extend the time period to allow certification.

Airbus SE, the European aircraft manufacturer and an obvious beneficiary of the 737 MAX 10 issue is also a holding in the Fund. Its A321neo is a direct competitor of the 737 MAX 10 and while the 737 was grounded, orders materially exceeded those for the Boeing aircraft. However, from Boeing’s viewpoint, these aircraft have delivery times that go out beyond the end of the decade and that allows plenty of time for Boeing to recover to the industry dominance it once enjoyed.

Finally, the industry is truly a duopoly. China is developing a commercial airliner to compete with the 737 and A320 series, but that aircraft is years away from flying commercially and will largely be purchased by Chinese airlines. Buoyed by the need to replace the 15 to 20-year-old aircraft in the current fleet, commercial aircraft production rates are likely to grow 15% per year between 2021 and 2026.

Annual Report | October 31, 2022	3

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2022 (Unaudited)

OIL AND ENERGY

The Fund currently holds a position in Cheniere Energy Inc., the world’s largest distributor of liquefied natural gas, companies in the oil and gas services industry and in a high dividend yield multinational energy company. This cycle seems different from past ones because of a lack of investment by the industry in fossil fuels, caused largely by systemic political attacks on the industry. American production has peaked, and Saudi production capability is in decline as its fields age. Oil company executives are focused on running their companies for cash flow and dividends. Exxon Mobil Corp. with activist investors on the board, offers a 3.5% yield with growth. Cheniere Energy currently generates a 16% free cash flow yield.

GLOBAL INVESTMENTS

Some investments outside the United States currently include BYD Co Ltd., a Chinese based manufacturer in the electric vehicle (“EV”) space. China will likely ultimately be the largest producer of EVs globally, and BYD is the largest EV producer in China. The company also designs and produces at scale the world’s higher margin EV components and batteries, motors and semiconductor components. We believe estimates of the company share of new electric vehicles sold in China will increase from 21% today to 45% in 2025. BYD sells more electric vehicles than Tesla Inc. today and as its mix is moving toward higher priced vehicles, profit margins are rising, and free cash flow is building. We think the company can grow its revenue 50% per year into mid-decade.

Some Indian banks currently offer 15-20% earnings per share growth, returns on equity in the high teens and are massively over capitalized. We have long holdings in ICICI Bank Ltd. and HDFC Bank Ltd. They heavily reserved for loan losses when COVID struck but the pandemic did little damage. Credit costs are low given a strong economy and unlevered households. The major private banks have made large investments in technology. Even the State Bank of India is growing and is very profitable despite state ownership. While many inefficient state banks claim half of banking assets, the few quality private institutions are valuable assets.

Given China’s ambiguous political support of the private economy, we think global capital will migrate toward India. We think India is emerging as the fastest growing economy in the world. It boasts a young population, a desperate need for capital since that population demands jobs, and a tradition of rule of law. A few years back, Prime Minister Modi cancelled a large portion of the currency stock to force the Indian population out of the cash economy into the banking system. The percentage of the population with bank accounts surged from 30% to close to 80%.

SELECT SHORT POSITIONS

Excessive inventory positions and declining sales owing to discounting threaten retailing profit margins in the years ahead. In 2023, interest costs will rise just as same store sales peter out. As consumers face higher energy costs and slower income growth, same store sales will falter for many retailers.

We have long held a negative view of banking in Europe. What makes banking so structurally difficult in Europe is the fact that its financial sector is balkanized. Three or four major banks exist in France for example, and they must compete for limited credit opportunities in an economy of 72 million people. They lack scale, which is a critical disadvantage as banking becomes more technologically driven, so margins are low, and they will face increasing difficulties as higher energy will cost consumers and businesses far more to heat their homes and workplaces. Several banks in Italy and Germany have had to be bailed out in recent years, and that policy only sustains weak banks in the market. Valuations deserve to be at steep discounts to book values.

Finally, the Fund currently has short holdings in the semiconductor-foundry industry. Both managements have executed well and have talked about long-term agreements with their customers that should insulate them from a semiconductor foundry down cycle. They do offer a U.S.-Europe manufacturing footprint in a world moving away from China and Taiwan. However, these companies face limited barriers to entry. The foundry business is a fixed cost business where depreciation is the largest part of the cost base, and we suspect they will face strong profit headwinds in a semi down cycle.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I. Clough, Jr.

4	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Performance

October 31, 2022 (Unaudited)

Performance (as of October 31, 2022)

	1 Year	3 Year	5 Year	Since Inception(a)
Class I - NAV	-28.30%	-1.61%	-0.35%	0.92%
Investor Class - NAV	-28.15%	-1.70%	-0.52%	0.70%
Class A – NAV	-28.59%	-1.88%	-0.63%	0.62%
Class A - MOP	-32.51%	-3.70%	-1.76%	0.10%
Class C - NAV	-29.04%	-2.61%	-1.34%	-0.03%
Class C - CDSC	-29.65%	-2.61%	-1.34%	-0.03%
MSCI All Country World Index(b)	-19.58%	5.34%	5.76%	6.96%
HFRI Equity Hedge (Total) Index(c)	-12.21%	6.77%	4.75%	4.94%

The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than the original cost. Performance reflects the deduction of management fees and other applicable expenses and includes reinvested distributions and capital gains. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance shown does not reflect the redemption fee, which, if reflected, would reduce the performance quoted. For the most current month-end performance data please call 1-855-425-6844.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 5.50%. Contingent Deferred Sales Charge (CDSC) performance for Class C shares includes a 1.00% CDSC on Class C shares redeemed within 12 months of purchase. Performance shown at Net Asset Value (NAV) does not include these sales charges.

(a)	The performance data quoted for periods prior to October 1, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) and was reorganized into the Fund as of the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund and has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund's performance might have been higher or lower for a given period depending on the amount of such expenses incurred for any given period. Performance information for Investor Class, Class A and Class C have been adjusted to reflect 12b-1 fees and shareholder services fees, as applicable. The Predecessor Fund commenced operations on January 2, 2015.

(b)	The MSCI All Country World Index is a float-adjusted, capitalization weighted index that is designed to measure the equity market performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. The index reflects the reinvestment of dividends. The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

(c)	The HFRI Equity Hedge (Total) Index is an index designed by Hedge Fund Research, Inc. to represent the performance of investment managers who maintain positions both long and short in primarily equity and equity derivative securities. The index reflects the reinvestment of dividends. A wide variety of investment processes can be employed by such managers to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of publication, but is subject to change outside of the control of the Fund and its affiliates.

Total returns for periods greater than one year are annualized.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees, allocations or expenses to which the Fund is subject, and there are significant differences between the Fund's investments and the components of the indices referenced herein.

Annual Report | October 31, 2022	5

Clough Global Long/Short Fund	Portfolio Allocation

October 31, 2022 (Unaudited)

Performance of $1,000,000 Initial Investment (as of October 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. The historical performance prior to October 1, 2015 is that of the Predecessor Fund. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)(a)

Raytheon Technologies Corp.	4.32%
Airbus SE	3.91%
Northrop Grumman Corp.	3.64%
Starwood Property Trust, Inc.	2.77%
HDFC Bank, Ltd.	2.74%
Kinder Morgan, Inc.	2.69%
ICICI Bank, Ltd. - Sponsored ADR	2.44%
Microsoft Corp.	2.25%
Royal Caribbean Cruises Ltd.	2.12%
Exxon Mobil Corp.	2.10%
Top Ten Holdings	28.98%

(a)	Holdings are subject to change without notice. Top Ten Long Holdings includes equity and equity-related securities only. The exposure figures include notional value of swaps.

6	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Allocation

October 31, 2022 (Unaudited)

Sector Allocation (as a % of Net Assets)(a)	Long	Short	Gross	Net
Fixed Income	37.61%	0.00%	37.61%	37.61%
Industrials	16.13%	0.00%	16.13%	16.13%
Health Care	10.28%	0.00%	10.28%	10.28%
Financials	10.80%	-2.88%	13.68%	7.92%
Energy	7.88%	0.00%	7.88%	7.88%
Information Technology	5.81%	-2.36%	8.17%	3.45%
Consumer Discretionary	5.84%	-2.40%	8.24%	3.44%
Communication Services	3.31%	-1.05%	4.36%	2.26%
Real Estate	1.28%	0.00%	1.28%	1.28%
Hedges	0.62%	-0.13%	0.74%	0.49%
Total Investments	116.28%	-8.82%	125.10%	107.46%

Region Allocation (as a % of Net Assets)(a)	Long	Short	Gross	Net
United States	57.79%	-2.67%	60.46%	55.12%
Multinational	16.66%	-2.22%	18.88%	14.44%
Europe	11.27%	-2.88%	14.15%	8.39%
Other - Developed Markets	7.01%	0.00%	7.01%	7.01%
India	5.18%	0.00%	5.18%	5.18%
China	0.43%	0.00%	0.43%	0.43%
Japan	1.22%	-1.05%	2.27%	0.17%
Total Investments	116.28%	-8.82%	125.10%	107.46%

(a)	Holdings are subject to change without notice. The exposure figures reported include the market value of futures, notional value of swaps and do not include cash holdings.

(b)	Multinational companies include those organized or located in the United States that have more than 50% of revenues derived outside of the United States.

Annual Report | October 31, 2022	7

Clough Global Long/Short Fund	Disclosure of Fund Expenses

October 31, 2022 (Unaudited)

Examples. As a shareholder of the Clough Global Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2022 and held through October 31, 2022.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2022 and held through October 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Expense Ratio(a)(b)	Expenses Paid During period 05/01/22 - 10/31/22(c)
Clough Global Long/Short Fund
Class I
Actual	$1,000.00	$880.50	1.56%	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	1.56%	$7.93
Investor Class
Actual	$1,000.00	$883.80	1.68%	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	1.68%	$8.54
Class A
Actual	$1,000.00	$879.00	1.92%	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	1.92%	$9.75
Class C
Actual	$1,000.00	$875.30	2.59%	$12.24
Hypothetical (5% return before expenses)	$1,000.00	$1,012.15	2.59%	$13.14

(a)	Expense ratio excluding interest expense and dividends paid on borrowed securities for the Clough Global Long/Short Fund is 1.25%, 1.55%, 1.60%, and 2.25% for Class I, Investor Class, Class A, and Class C, respectively.

(b)	Annualized, based on the Fund's most recent fiscal half year expenses.

(c)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

8	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2022

	Shares	Value
COMMON STOCKS 58.82%
Communication Services 3.31%
Alphabet, Inc. - Class C(a)	5,270	$498,858
T-Mobile US, Inc.(a)	4,610	698,692
		1,197,550
Consumer Discretionary 5.84%
Amazon.com, Inc.(a)	5,600	573,664
BYD Co., Ltd. - Class H	7,000	156,682
Royal Caribbean Cruises Ltd.(a)(b)	14,390	768,138
Tesla, Inc.(a)	2,693	612,766
		2,111,250
Energy 6.04%
Cheniere Energy, Inc.	1,000	176,410
Exxon Mobil Corp.	6,850	759,048
Kinder Morgan, Inc.	53,700	973,044
Schlumberger, Ltd.	5,300	275,759
		2,184,261
Financials 10.80%
Blackstone Mortgage Trust, Inc. - Class A	13,300	331,968
Blackstone Secured Lending Fund	10,900	253,861
First Republic Bank	1,200	144,120
Golub Capital BDC, Inc.	23,300	302,201
HDFC Bank, Ltd. - ADR	15,900	990,729
ICICI Bank, Ltd. - Sponsored ADR - ADR	39,963	880,784
Starwood Property Trust, Inc.(b)	48,500	1,002,010
		3,905,673
Health Care 10.01%
Acadia Healthcare Co., Inc.(a)	1,760	143,088
Arcellx, Inc.(a)	12,084	283,732
Boston Scientific Corp.(a)	4,250	183,217
CRISPR Therapeutics AG(a)	12,781	668,958
Hologic, Inc.(a)	2,150	145,770
Jazz Pharmaceuticals PLC(a)	1,950	280,391
Johnson & Johnson	1,000	173,970
Legend Biotech Corp. - ADR(a)	3,716	185,131
Merck & Co., Inc.	1,810	183,172
Surgery Partners, Inc.(a)	5,300	144,107
Tenet Healthcare Corp.(a)	4,120	182,763
UnitedHealth Group, Inc.(b)	1,231	683,390
Veracyte, Inc.(a)	10,600	213,166
Vertex Pharmaceuticals, Inc.(a)	480	149,760
		3,620,615
Industrials 15.73%
Airbus SE	13,067	1,415,057
The Boeing Co.(a)	4,910	699,724
Hertz Global Holdings, Inc.(a)	6,680	122,912

	Shares	Value
Industrials (continued)
Northrop Grumman Corp.(b)	2,395	$1,314,879
Raytheon Technologies Corp.(b)	16,490	1,563,582
TransDigm Group, Inc.(b)	992	571,154
		5,687,308

Information Technology 5.81%
Crowdstrike Holdings, Inc. - Class A(a)	1,240	199,888
Lam Research Corp.	200	80,956
Microsoft Corp.(b)	3,511	815,008
Palo Alto Networks, Inc.(a)	3,930	674,349
Visa, Inc. - Class A	1,600	331,456
		2,101,657

Real Estate 1.28%
American Tower Corp.	2,230	462,034

TOTAL COMMON STOCKS
(Cost $22,149,783)		21,270,348

EXCHANGE TRADED FUNDS 6.66%
Energy Select Sector SPDR Fund	7,400	666,000
Vanguard Short-Term Treasury ETF	30,200	1,740,728

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,352,607)		2,406,728

WARRANTS 0.40%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051	14,225	145,095

TOTAL WARRANTS
(Cost $215,900)		145,095

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.19%
Call Options Purchased 0.57%
Invesco QQQ Trust Series 1™ 12/02/22, $273, $2,223,600	80	109,080
SPDR S&P® Biotech ETF 12/16/22, $79, $1,150,100	140	98,350

Total Call Options Purchased
(Cost $196,780)		207,430

Put Options Purchased 0.62%
Invesco QQQ Trust Series 1™
11/18/22, $280, $1,000,620	36	31,932
12/16/22, $260, $2,779,500	100	52,800
S&P 500® Index

See Notes to the Financial Statements.

Annual Report | October 31, 2022	9

Clough Global Long/Short Fund	Statement of Investments

October 31, 2022

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
Put Options Purchased (continued)
12/30/22, $3,800, $4,646,376	12	$137,580

Total Put Options Purchased
(Cost $348,170)		222,312

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 17.45%
Consumer Discretionary
Toyota Motor Corp.
03/25/2026, 1.339%	$500,000	441,661
Volkswagen Group of America Finance LLC
09/26/2026, 3.200%(c)(d)	500,000	453,298
		894,959

Consumer Staples
JDE Peet's NV
01/15/2027, 1.375%(c)(d)	500,000	410,497
Nestle Holdings, Inc.
01/14/2027, 1.150%(c)(d)	500,000	427,977
Unilever Capital Corp.
08/12/2024, 0.626%	750,000	698,011
		1,536,485

Energy
Exxon Mobil Corp.
03/19/2025, 2.992%	500,000	478,654

Financials
Bank of Nova Scotia
02/11/2024, 3.400%	1,000,000	978,642
Nationstar Mortgage Holdings, Inc.
11/15/2031, 5.750%(c)(d)	500,000	384,875
Royal Bank of Canada
11/01/2024, 2.250%	1,000,000	939,992
		2,303,509

Health Care
AbbVie, Inc.
05/14/2025, 3.600%	500,000	480,067

Industrials
Air Canada 2013-1 Class A Pass Through Trust
05/15/2025, 4.125%(c)(d)	698,653	617,613

TOTAL CORPORATE BONDS
(Cost $6,807,249)		6,311,287
Description/Maturity Date/Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS 0.74%
Financials
Redwood Trust, Inc.
08/15/2023, 4.750%	$278,000	$267,575

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $273,758)		267,575

GOVERNMENT & AGENCY OBLIGATIONS 14.60%
U.S. Treasury Notes
08/31/2024, 3.250%	5,400,000	5,277,445

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $5,323,409)		5,277,445

	Shares	Value
SHORT-TERM INVESTMENTS 4.98%
Money Market Fund 4.98%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class
(2.511% 7-day yield)	1,801,625	1,801,625

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,801,625)		1,801,625

Total Investments - 104.84%
(Cost $39,469,281)		37,909,845

Other Assets in Excess of Liabilities - (4.84%)(e)		(1,749,852)

NET ASSETS - 100.00%		$36,159,993

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (8.44%)
Communication Services (1.05%)
Softbank Group Corp.	(8,800)	(378,762)

Consumer Discretionary (2.40%)
Harley-Davidson, Inc.	(9,100)	(391,300)
Macy's, Inc.	(17,900)	(373,215)
Nordstrom, Inc.	(5,100)	(103,734)
		(868,249)

Financials (2.63%)
BNP Paribas S.A.	(3,676)	(172,540)
Credit Agricole S.A.	(19,017)	(172,637)
Deutsche Bank AG	(16,110)	(153,794)
Intesa Sanpaolo SpA	(93,716)	(178,654)
Societe Generale S.A.	(7,725)	(177,305)

See Notes to the Financial Statements.

10	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2022

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Financials (continued)
UniCredit SpA	(7,831)	$(97,109)
		(952,039)

Information Technology (2.36%)
Globalfoundries, Inc.	(1,700)	(96,390)
International Business Machines Corp.	(4,860)	(672,090)
ON Semiconductor Corp.	(1,400)	(86,002)
		(854,482)

TOTAL COMMON STOCKS
(Proceeds $2,758,089)		(3,053,532)

TOTAL SECURITIES SOLD SHORT
(Proceeds $2,758,089)		$(3,053,532)

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of October 31, 2022, the aggregate value of those securities was $3,134,974, representing 8.67% of net assets. (See Note 1)

(c)	Restricted Security (See Note 1).

(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2022, these securities had an aggregate value of $2,294,260 or 6.34% of net assets.

(e)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Annual Report | October 31, 2022	11

Clough Global Long/Short Fund	Statement of Investments

October 31, 2022

PUT OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Invesco QQQ Trust Series 1™	Morgan Stanley	12/02/2022	$310	(80)	$(2,223,600)	$(8,760)
					$(2,223,600)	$(8,760)

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Invesco QQQ Trust Series 1™	Morgan Stanley	11/18/2022	$240	(36)	$(1,000,620)	$(1,386)
Invesco QQQ Trust Series 1™	Morgan Stanley	12/16/2022	230	(100)	(2,779,500)	(12,050)
S&P 500® Index	Morgan Stanley	12/30/2022	3,300	(12)	(4,646,376)	(24,060)
					$(8,426,496)	$(37,496)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Depreciation
EURODOLLAR 90 DAY	Morgan Stanley	Long	25	September 2023	5,937,500	$(108,979)	(108,979)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	BANCO BILBAO VIZCAYA ARGENTARIA SA TRS	$(352,180)	1D FEDEF - 50 bps	FEDEF-1D	10/02/2024	$(363,208)	$(11,028)
TOTAL		$(352,180)				$(363,207)	$(11,028)

See Notes to the Financial Statements.

12	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Assets and Liabilities

October 31, 2022

ASSETS:

Investments, at value (Cost - see below)	$37,909,845
Foreign currency, at value (Cost $3)	3
Variation margin receivable for futures contracts	5,938
Deposit with broker for securities sold short	2,933,840
Dividends receivable	24,074
Interest receivable	106,184
Receivable for investments sold	311,060
Receivable for shares sold	214
Other assets	29,085
Total Assets	41,320,243

LIABILITIES:

Securities sold short (Proceeds $2,758,091)	3,053,532
Written options, at value (Premiums received $170,212)	46,256
Payable for investments purchased	1,399,608
Payable for shares redeemed	481,956
Unrealized depreciation on total return swap contracts	11,028
Payable for total return swap contracts payments	4,282
Dividends payable - short sales	1,627
Accrued investment advisory fee	33,753
Accrued distribution and service fees	1,928
Accrued legal expense	64,442
Accrued administration fee	17,012
Accrued trustees fee	696
Other payables and accrued expenses	44,130
Total Liabilities	5,160,250
Net Assets	$36,159,993
Cost of Investments	$39,469,281

COMPOSITION OF NET ASSETS:

Paid-in capital	$47,019,613
Distributable Earnings	(10,859,620)
Net Assets	$36,159,993
PRICING OF CLASS I SHARES:
Net Assets	$35,235,327
Shares outstanding of no par value, unlimited shares authorized	3,798,759
Net Asset Value, offering and redemption price per share	$9.28
PRICING OF INVESTOR CLASS SHARES:
Net Assets	$416,817
Shares outstanding of no par value, unlimited shares authorized	45,665
Net Asset Value, offering and redemption price per share	$9.13
PRICING OF CLASS A SHARES:
Net Assets	$190,922
Shares outstanding of no par value, unlimited shares authorized	21,031
Net Asset Value, offering and redemption price per share	$9.08
Maximum offering price per share (NAV/0.945), based on maximum sales charge of 5.50% of the offering price	$9.61
PRICING OF CLASS C SHARES:
Net Assets	$316,927
Shares outstanding of no par value, unlimited shares authorized	36,720
Net Asset Value, offering and redemption price per share	$8.63

See Notes to the Financial Statements.

Annual Report | October 31, 2022	13

Clough Global Long/Short Fund	Statement of Operations

For the year ended October 31, 2022

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $5,056)	$530,092
Interest Income	359,594
Total Income	889,686

EXPENSES:

Investment advisory fees	605,987
Distribution and shareholder service fees:
Investor Class	4,695
Class A	813
Class C	6,654
Administration fees	99,400
Trustees fees	104,544
Registration fees	68,538
Dividend expense - short sales	147,051
Custodian fees	24,894
Audit & Tax Services fees	43,000
Legal fees	182,768
Printing fees	13,755
Insurance fees	29,366
Transfer agent fees	27,897
Delegated transfer agent fees:
Class I	19,020
Investor Class	9
Class C	84
Other expenses	56,496
Total Expenses Before Waivers and/or Reimbursements	1,434,971
Less fees waived and/or reimbursed by Adviser:
Class I	(557,946)
Investor Class	(21,632)
Class A	(2,408)
Class C	(6,737)
Net Expenses	846,248
Net Investment Income	43,438

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(7,436,818)
Futures contracts	68,873
Securities sold short	1,128,820
Written options	(94,827)
Total return swap contracts	(1,266,528)
Foreign currency transactions	(21,096)
Net realized loss	(7,621,576)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(10,744,260)
Futures contracts	(258,449)
Securities sold short	(231,907)
Written options	123,956
Total return swap contracts	(587,448)
Translation of assets and liabilities denominated in foreign currencies	(170)
Net change in unrealized depreciation	(11,698,278)
Net realized and unrealized loss	(19,319,854)
Net Decrease in Net Assets from Operations	$(19,276,416)

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Long/Short Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS:

Net investment income/(loss)	$43,438	$(253,529)
Net realized gain/(loss)	(7,621,576)	10,849,548
Net change in unrealized appreciation/(depreciation)	(11,698,278)	2,093,139
Net Increase/(Decrease) in Net Assets From Operations	(19,276,416)	12,689,158

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings
Class I	(8,712,437)	(262,953)
Investor Class	(406,203)	(10,971)
Class A	(38,846)	(20,697)
Class C	(149,519)	(3,658)
Net Decrease in Net Assets from Distributions	(9,307,005)	(298,279)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	29,488,608	41,686,463
Reinvestment of distributions to shareholders	5,047,695	132,610
Payments for shares redeemed	(49,672,721)	(24,318,092)
Net Increase/(Decrease) in Net Assets From Class I Capital Share Transactions	(15,136,418)	17,500,981

Investor Class
Proceeds from shares sold	190,195	943,017
Reinvestment of distributions to shareholders	406,203	10,971
Payments for shares redeemed	(2,026,004)	(1,065,214)
Net Decrease in Net Assets From Investor Class Capital Share Transactions	(1,429,606)	(111,226)

Class A
Proceeds from shares sold	–	67,961
Reinvestment of distributions to shareholders	34,749	20,617
Payments for shares redeemed, net of redemption fees	(15,437)	(5,196,635)
Net Increase/(Decrease) in Net Assets From Class A Capital Share Transactions	19,312	(5,108,057)

Class C
Proceeds from shares sold	6,000	114,132
Reinvestment of distributions to shareholders	149,519	3,658
Payments for shares redeemed	(515,435)	(302,078)
Net Decrease in Net Assets From Class C Capital Share Transactions	(359,916)	(184,288)

Total Increase/(Decrease) in Net Assets	$(45,490,049)	$24,488,289

NET ASSETS:
Beginning of period	81,650,042	57,161,753
End of period	$36,159,993	$81,650,042

See Notes to the Financial Statements.

Annual Report | October 31, 2022	15

Clough Global Long/Short Fund – Class I	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$15.05	$12.38	$11.38	$10.70	$11.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.01	(0.04)	0.03	(0.04)	(0.07)
Net realized and unrealized gain/(loss) on investments	(3.79)	2.77	0.97	0.72	(0.26)
Total from Investment Operations	(3.78)	2.73	1.00	0.68	(0.33)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.35)	(0.06)	–	–	–
Net realized gains	(1.64)	–	–	–	–
Total Distributions to Common Shareholders	(1.99)	(0.06)	–	–	–
Net asset value - end of period	$9.28	$15.05	$12.38	$11.38	$10.70

Total Investment Return - Net Asset Value(b)	(28.30)%	22.10%	8.79%	6.36%	(2.99)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$35,235	$77,267	$48,932	$44,213	$52,684

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.59%	2.09%	2.39%	3.09%	2.85%
Operating expenses including fee waivers/reimbursements	1.52%	1.37%	1.45%	2.14%	2.03%
Net investment income/(loss) including fee waivers/reimbursements	0.10%	(0.30)%	0.28%	(0.38)%	(0.64)%
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.32%	1.97%	2.19%	2.52%	2.42%
Operating expenses including fee waivers/reimbursements	1.25%	1.25%	1.25%	1.57%	1.60%
Net investment income/(loss) including fee waivers/reimbursements	0.37%	(0.18)%	0.48%	0.19%	(0.21)%
PORTFOLIO TURNOVER RATE(c)	244%	210%	253%	269%	156%

(a)	Per share amounts are based upon average shares outstanding.

(b)	The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Long/Short Fund – Investor Class	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$14.80	$12.20	$11.24	$10.60	$10.96
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.02)	(0.08)	0.00 (c)	(0.07)	(0.11)
Net realized and unrealized gain/(loss) on investments	(3.68)	2.74	0.96	0.71	(0.25)
Total from Investment Operations	(3.70)	2.66	0.96	0.64	(0.36)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.33)	(0.06)	–	–	–
Net realized gains	(1.64)	–	–	–	–
Total Distributions to Common Shareholders	(1.97)	(0.06)	–	–	–
Net asset value - end of period	$9.13	$14.80	$12.20	$11.24	$10.60

Total Investment Return - Net Asset Value(d)	(28.15)%	21.79%	8.54%	6.04%	(3.28)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$417	$3,007	$2,602	$2,407	$2,776

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.74%	2.34%	2.63%	3.34%	3.14%
Operating expenses including fee waivers/reimbursements	1.75%	1.63%	1.70%	2.40%	2.33	%(e)
Net investment income/(loss) including fee waivers/reimbursements	(0.18)%	(0.55)%	0.04%	(0.64)%	(0.93)%
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.46%	2.22%	2.43%	2.77%	2.71%
Operating expenses including fee waivers/reimbursements	1.47%	1.51%	1.50%	1.83%	1.90	%(e)
Net investment income/(loss) including fee waivers/reimbursements	0.10%	(0.43)%	0.24%	(0.07)%	(0.50)%
PORTFOLIO TURNOVER RATE(f)	244%	210%	253%	269%	156%

(a)	On December 1, 2017, Class A was renamed Investor Class.

(b)	Per share amounts are based upon average shares outstanding.

(c)	Less than $0.005 per share.

(d)	The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.

(e)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 and the year ended October 31, 2017, in the amounts of 0.05% and 0.06%, respectively of average net assets of the share class.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2022	17

Clough Global Long/Short Fund – Class A	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 29, 2018 (commencement) to October 31, 2018
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$14.81	$12.20	$11.24	$10.60	$11.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.02)	(0.07)	0.01	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	(3.74)	2.74	0.95	0.68	(1.22	)(b)
Total from Investment Operations	(3.76)	2.67	0.96	0.64	(1.24)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.33)	(0.06)	–	–	–
Net realized gains	(1.64)	–	–	–	–
Total Distributions to Common Shareholders	(1.97)	(0.06)	–	–	–
Net asset value - end of period	$9.08	$14.81	$12.20	$11.24	$10.60

Total Investment Return - Net Asset Value(c)	(28.59)%	21.87%	8.54%	6.04%	(10.47)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$191	$291	$4,567	$2,822	$209
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.91%	2.31%	2.60%	3.42%	2.91	%(d)(e)
Operating expenses including fee waivers/reimbursements	1.87%	1.65%	1.68%	2.30%	2.32	%(d)(e)
Net investment income/(loss) including fee waivers/reimbursements	(0.22)%	(0.50)%	0.04%	(0.32)%	(0.61	)%(d)(e)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.64%	2.18%	2.42%	2.97%	2.44	%(d)(e)
Operating expenses including fee waivers/reimbursements	1.60%	1.52%	1.50%	1.85%	1.85	%(d)(e)(f)
Net investment income/(loss) including fee waivers/reimbursements	0.05%	(0.37)%	0.22%	0.13%	(0.14	)%(d)(e)
PORTFOLIO TURNOVER RATE(g)	244%	210%	253%	269%	156%

(a)	Per share amounts are based upon average shares outstanding.

(b)	The per share amount varies from the net realized and unrealized gain/loss for the whole period because of the timing of sales of fund shares and per share amount of realized and unrealized gains and losses at such time.

(c)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.

(d)	Annualized.

(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(f)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 in the amount of 0.10% of average net assets of the share class.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Long/Short Fund – Class C	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$14.24	$11.82	$10.97	$10.42	$10.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)	(0.18)	(0.08)	(0.15)	(0.18)
Net realized and unrealized gain/(loss) on investments	(3.55)	2.64	0.93	0.70	(0.24)
Total from Investment Operations	(3.65)	2.46	0.85	0.55	(0.42)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.32)	(0.04)	–	–	–
Net realized gains	(1.64)	–	–	–	–
Total Distributions to Common Shareholders	(1.96)	(0.04)	–	–	–
Net asset value - end of period	$8.63	$14.24	$11.82	$10.97	$10.42

Total Investment Return - Net Asset Value(b)	(29.04)%	20.83%	7.75%	5.28%	(3.87)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$317	$1,085	$1,061	$1,813	$3,562
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.52%	3.08%	3.42%	4.07%	3.79%
Operating expenses including fee waivers/reimbursements	2.51%	2.37%	2.46%	3.17%	3.06%
Net investment loss including fee waivers/reimbursements	(0.98)%	(1.28)%	(0.74)%	(1.44)%	(1.58)%
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.26%	2.96%	3.21%	3.48%	3.32%
Operating expenses including fee waivers/reimbursements	2.25%	2.25%	2.25%	2.58%	2.59%
Net investment loss including fee waivers/reimbursements	(0.72)%	(1.16)%	(0.53)%	(0.85)%	(1.11)%
PORTFOLIO TURNOVER RATE(c)	244%	210%	253%	269%	156%

(a)	Per share amounts are based upon average shares outstanding.

(b)	The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.

(c)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2022	19

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of October 31, 2022, approximately 49% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments carried at value.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$21,270,348	$–	$–	$21,270,348
Exchange Traded Funds	2,406,728	–	–	2,406,728
Warrants	145,095	–	–	145,095
Purchased Options	429,742	–	–	429,742
Corporate Bonds	–	6,311,287	–	6,311,287
Convertible Corporate Bonds	–	267,575	–	267,575
Government & Agency Obligations	–	5,277,445	–	5,277,445
Short-Term Investments	1,801,625	–	–	1,801,625
TOTAL	$26,053,538	$11,856,307	$–	$37,909,845

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Options	(46,256)	–	–	(46,256)
Securities Sold Short Common Stocks	(3,053,532)	–	–	(3,053,532)
Futures Contracts**	(108,979)	–	–	(108,979)
Total Return Swap Contracts**	–	(11,028)	–	(11,028)
TOTAL	$(3,208,767)	$(11,028)	$–	$(3,219,795)

*	For detailed sector descriptions, see the accompanying Statement of Investments.

**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the year ended October 31, 2022, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Restricted Securities: Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (up to 15% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Annual Report | October 31, 2022	21

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

Restricted securities as of October 31, 2022 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Clough Global Long/Short Fund
	Air Canada 2013-1 Class A Pass Through Trust	1.71%	5/3/2022	698,653	$668,403	$617,613
	JDE Peet's NV	1.14%	3/8/2022	500,000	463,594	410,497
	Nationstar Mortgage Holdings, Inc.	1.06%	11/16/2021	500,000	500,000	384,875
	Nestle Holdings, Inc.	1.18%	3/7/2022	500,000	476,250	427,977
	Volkswagen Group of America Finance LLC	1.25%	5/19/2022	500,000	482,251	453,298
Total		6.34%			$2,590,498	$2,294,260

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund plans to file U.S. Federal and various state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Certain foreign countries impose a capital gains tax which is accrued by the Fund based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce the Fund's NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statement of Operations.

Distributions to Shareholders: The Fund normally intends to pay dividends on an annual basis. Any net capital gains earned by the Fund are distributed annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Fund’s Statement of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

These spot contracts are used by the broker to settle investments denominated in foreign currencies.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors, but rather only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund, if any, is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the- box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Annual Report | October 31, 2022	23

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Fund is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Fund, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund engaged in purchased and written options during the reporting year ended October 31, 2022.

24	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

During the year ended October 31, 2022, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of October 31, 2022:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Equity Contracts (Purchased Options)	Investments, at value	$429,742
		$429,742

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Foreign Currency Contracts (Futures Contracts)	Unrealized depreciation on futures contracts(a)	$(108,979)
Equity Contracts (Written Options)	Written Options, at value	$(46,256)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$(11,028)
Total		$(166,263)

(a)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivatives instruments on the Fund’s Statement of Operations for the year ended October 31, 2022:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$68,873	$(258,449)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(208,270)	(141,855)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(94,827)	123,956
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(1,266,528)	(587,448)
Total		$(1,500,752)	$(863,796)

Annual Report | October 31, 2022	25

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

The average futures contracts notional amount during the year ended October 31, 2022 is $2,862,660. The average total return swap contracts notional amount during the year ended October 31, 2022 is $1,418,230. The average purchased option contracts notional amount during the year ended October 31, 2022 is $68,500,921. The average written option contracts notional amount during the year ended October 31, 2022 is $8,596,491.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in NAV. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective. Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to the investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the periods ended October 31, 2021 and October 31, 2020 were as follows:

2021
Distributions paid from:
Ordinary Income	$298,279
Total	$298,279

26	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2022, certain differences were reclassified. These differences relate to net operating losses.

The reclassifications were as follows:

Distributable earnings	Paid-in Capital
$91,208	$(91,208)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-term capital losses deferred to the year ending October 31, 2022 were $8,289,457.

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

Included in the amounts reclassified was a net operating loss offset to PIC of $140,496.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated net realized loss on investments	(8,289,457)
Net unrealized depreciation on investments	(2,570,653)
Total	$(10,860,110)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of October 31, 2022, was as follows:

Gross appreciation (excess of value over tax cost)	$930,724
Gross depreciation (excess of tax cost over value)	(3,501,206)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	(171)
Net unrealized depreciation	$(2,570,653)
Cost of investments for income tax purposes	$40,188,835

The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales, passive foreign investment companies, notional principal contracts and accelerated recognition of unrealized gain or loss on certain futures and options.

3. CAPITAL TRANSACTIONS

Common Shares: There is an unlimited number of shares of beneficial interest with no par value per share. Shares redeemed within 30 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount.

Annual Report | October 31, 2022	27

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Class I:
Beginning of period	5,134,845	3,952,651
Shares sold	2,504,263	2,815,980
Distributions reinvested	413,068	9,293
Shares redeemed	(4,253,417)	(1,643,079)
Net increase (decrease) in shares outstanding	(1,336,086)	1,182,194
Shares outstanding, end of period	3,798,759	5,134,845
Investor Class:
Beginning of period	203,159	213,246
Shares sold	16,977	63,467
Distributions reinvested	33,850	780
Shares redeemed	(208,321)	(74,334)
Net decrease in shares outstanding	(157,494)	(10,087)
Shares outstanding, end of period	45,665	203,159
Class A:
Beginning of period	19,652	374,366
Shares sold	–	4,906
Distributions reinvested	2,896	1,465
Shares redeemed	(1,517)	(361,085)
Net increase (decrease) in shares outstanding	1,379	(354,714)
Shares outstanding, end of period	21,031	19,652
Class C:
Beginning of period	76,211	89,793
Shares sold	602	7,712
Distributions reinvested	13,024	268
Shares redeemed	(53,117)	(21,562)
Net decrease in shares outstanding	(39,491)	(13,582)
Shares outstanding, end of period	36,720	76,211

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year, short-term securities, and Long Term U.S. Government Obligations, for the year ended October 31, 2022, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$103,006,125	$130,868,542

Investment transactions in U.S. Government Obligations during the period ended October 31, 2022 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$35,429,570	$29,136,168

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: Clough Capital serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee, based on the Fund’s average daily net assets, which is paid monthly. The annualized rate of this fee is 1.10%.The Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.25% through February 28, 2022. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

28	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

As of October 31, 2022, the balances of future recoupable expenses were as follows:

	Expires in 2022	Expires in 2023	Expires in 2024	Expires in 2025	Total
Class I	$(432,912)	$(419,823)	$(510,504)	$(508,172)	$(1,871,411)
Investor Class	$(24,344)	$(22,841)	$(21,566)	$(21,247)	$(89,998)
Class A	$(12,710)	$(30,639)	$(16,521)	$(2,587)	$(62,457)
Class C	$(26,750)	$(12,166)	$(9,072)	$(6,355)	$(54,343)

Administration Agreement: The Fund currently employs ALPS Fund Services, Inc. (“ALPS”) under an administration agreement to provide certain administrative services to the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee accrued daily, paid monthly.

Transfer Agency and Service Agreement: ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.

Distribution and Shareholder Services Plan: The Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

The Plans allow the Fund, as applicable, to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of ongoing servicing for the benefit of shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class and Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Investor Class, Class A and Class C shares, respectively, on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A and Class C shares. For example, the Class C Plan fees may cost an investor more than the Investor Class and Class A Plan sales charges over time.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain additional criteria in order to continue to receive 12b-1 fees. For Class C shares, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup the expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, such as when a financial intermediary is removed as the broker of record or a financial intermediary fails to meet certain qualification standards to be eligible to continue to be the broker of record.

Shareholder Services Plan for Investor Class and Class A Shares: The Fund has adopted a non-12b-1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Investor Class and Class A shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Investor Class and Class A shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. These activities may include, but are not limited to, establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s transfer agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities include distribution services. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

Annual Report | October 31, 2022	29

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2022

6. AFFILIATED TRANSACTIONS

The Fund may engage in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions from or to another registered investment company, or any account which is considered an affiliated account by reason of having a common investment adviser. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth in Rule 17a-7 and the Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment or cash credit (to be used to purchase shares of the fund involved) against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the year ended October 31, 2022 the Fund did not engage in cross trades.

7. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

8. SUBSEQUENT EVENTS

Distributions: Subsequent to October 31, 2022, the Fund paid the following distributions from ordinary income:

Class	Ex-Date	Record Date	Payable Date	Rate (per share)
Investor Class	December 15, 2022	December 14, 2022	December 16, 2022	$0.00000
Class A	December 15, 2022	December 14, 2022	December 16, 2022	$0.00000
Class C	December 15, 2022	December 14, 2022	December 16, 2022	$0.00000
Class I	December 15, 2022	December 14, 2022	December 16, 2022	$0.00000

30	www.cloughglobal.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Clough Funds Trust (the “Trust”) (comprising Clough Global Long/Short Fund (the “Fund”)), including the statement of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising the Trust at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2015.

Boston, Massachusetts

December 27, 2022

Annual Report | October 31, 2022	31

Clough Global Long/Short Fund	Liquidity Risk Management Program

October 31, 2022 (Unaudited)

The Trust has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for the Fund. The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust. The Board has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence the Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting that occurred on October 13, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of the Program from August 1, 2021 through July 31, 2022. The report stated that, during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of the Fund, the effectiveness of the operation of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of the Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

32	www.cloughglobal.com

Clough Global Long/Short Fund	Additional Information

October 31, 2022 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, are available without charge, upon request, by contacting the Fund at 1-855-425-6844 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-425-6844 and on the Commission’s website at http://www.sec.gov.

Annual Report | October 31, 2022	33

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2022 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees
Clifford J. Weber, 1963	Trustee and Chairman	Trustee since 2015 and Chairman since 2017	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.	4	Janus Detroit Street Trust (12 funds); Clayton Street Trust (3 funds); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1 fund); Global X Funds (100 funds).
Jeremy W. Deems, 1976	Trustee	Since 2015	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC (an administrative services company) from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	2	Mr. Deems is a Trustee of ALPS ETF Trust (16 funds); ALPS Variable Investment Trust (7 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund).
James M. Maxwell 1954	Trustee	Since 2015	Mr. Maxwell is President of SPAD Associates (a private investigation and consulting company) and an Associate at Buckley Petersen Global (an investigative and security expertise firm). Prior to joining SPAD Associates and Buckley Petersen Global, he was the Vice President of Corporate Security for Credit Suisse from 2006 to 2008. Previously, he was a Special Agent with the Federal Bureau of Investigation from 1982 to 2006.	1	None

34	www.cloughglobal.com

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2022 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees (continued)
Edmund J. Burke 1961	Trustee	Since 2015	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	5	Mr. Burke is a Trustee/Director of Financial Investors Trust (33 funds); Liberty All-Star Equity Fund (1 fund); Liberty All- Star Growth Fund, Inc. (1 fund); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1fund); ALPS ETF Trust (16 funds).
Interested Trustees
Kevin McNally, 1969	Trustee	Trustee since 2017	Mr. McNally has over 30 years of industry experience focusing almost exclusively on closed-end funds. Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an Analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed- End Fund Marketing Department at Prudential Securities from 1992 to 1994. Mr. McNally received a B.A. degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998. Mr. McNally is an “interested person” as defined by the 1940 Act on account of his current position with Clough.	4	Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund(1 fund); and Clough Global Equity Fund (1 fund).

Annual Report | October 31, 2022	35

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2022 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers
Lainey Ejiasa, 1986	President	Since 2022	Ms. Ejiasa joined ALPS in 2010 and is currently Vice President of Relationship Management. She has served in that role overseeing the client experience since 2016. Prior to that, Ms. Ejiasa worked in the Fund Administration Team and later the Key Account Team for ALPS Advisors (2010-2016), providing platform due diligence, fund marketing, competitive analysis, wholesaler education, and client relationship management. She also holds FINRA Series 7 and 63 licenses.
Ryan Johanson, 1982	Treasurer	Since 2021	Mr. Johanson joined ALPS in 2014. He is currently a Fund Controller of ALPS and has served in that role since 2016. Prior to that, Mr. Johanson served as a Financial Reporting Manager at ALPS (2014 – 2016). Mr. Johanson is also Treasurer and Principal Financial Officer for Alpha Alternative Assets Fund.
Dylan Mikel, 1984	Assistant Treasurer	Since 2022	Mr. Mikel joined ALPS in 2010. He is currently a Fund Controller of ALPS and has served in that role since 2021. Prior to that, Mr. Mikel served as an Assistant Fund Controller at ALPS (Dec. 2016 – June 2021).
Lucas Foss 1977	Chief Compliance Officer and Anti-Money Laundering Chief Compliance Officer	Since 2018	Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Prior to TAM, Mr. Foss served as a Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation
Nicholas Adams, 1983	Secretary	Since 2022	Mr. Adams is Principal Legal Counsel at SS&C Technologies and has served in that role since 2022. Prior to this he was an Associate Attorney at Arnold, Newbold Sollars and Hollins, P.C. (2020-2022) as well as Stanziola Estate Law (2018-2020). Prior to becoming an attorney, Mr. Adams held various roles at Empower Retirement including: Compliance Analyst (2018), Quality Assurance Analyst (2016-2018) and Customer Service Representative (2014-2016).
Alex Marks 1974	Assistant Secretary	Since 2021	Mr. Marks joined ALPS in 2006 and is currently Senior Paralegal Manager of ALPS. Mr. Marks is also Assistant Secretary of the Alpha Alternative Assets Fund.

*	All communications to Trustees and Officers may be directed to Clough Funds Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203, except for Mr. McNally. For Mr. McNally, all communications may be sent to Clough Capital Partners L.P., 53 State Street, 27th Floor, Boston, Massachusetts 02109.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and Officer serves an indefinite term, until his successor is elected or appointed, or until he or she sooner dies, resigns or is removed.

***	The Fund Complex consists of the Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. Mr. Burke is a member of the Board of each such fund. Mr. Weber and Mr. McNally are members of the Board of each such fund other than the Clough China Fund. Mr. Deems is a member of the Board of the Fund and Clough China Fund.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-855-425-6844.

36	www.cloughglobal.com

Clough Global Long/Short Fund	Privacy Policy

October 31, 2022 (Unaudited)

FACTS	WHAT DOES THE CLOUGH GLOBAL LONG/SHORT FUND (THE "FUND") DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social security number and income;

●    Account balances and transaction history;

●    Assets and investment experience.

HOW?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Fund chooses to share such information; and whether you can limit this sharing

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 855.425.6844 or go to www.cloughglobalfunds.com.

WHO WE ARE
Who is providing this notice?	Clough Global Long/Short Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you open an account, provide account information or give us your contact information, make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates' everyday business purposes — information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | October 31, 2022	37

Clough Global Long/Short Fund	Privacy Policy

October 31, 2022 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

38	www.cloughglobal.com

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2022
ANNUAL
REPORT

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Clough Global Long/Short Fund.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics referenced in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referenced in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Jeremy Deems, as the registrant’s “Audit Committee Financial Experts.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $30,000 and $30,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $13,000 and $13,000, respectively. The fiscal year 2022 and 2021 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the registrant’s fiscal years ended October 31, 2022 and October 31, 2021, no fees were billed to registrant by the principal accountant for services rendered.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee or to its delegate as provided in the audit committee charter.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $0 and $0 in the fiscal years ended October 31, 2022 and October 31, 2021, respectively, other than those fees set forth in response to paragraph (c) of this Item.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable to registrant.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Lainey Ejiasa
Lainey Ejiasa
President/Principal Executive Officer

Date:	January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Lainey Ejiasa
Lainey Ejiasa
President/Principal Executive Officer

Date:	January 9, 2023

By:	/s/ Ryan Johanson
Ryan Johanson
Treasurer/Principal Financial Officer

Date:	January 9, 2023